Taxes Other than Income Tax - Schedule of Taxes Other than Income Tax (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Income And Expenses [Abstract]
Property and land tax	$ 115,922	$ 97,080	$ 96,064
VAT	(1,937)	1,972	1,378
Fines and penalties related to taxes	3,312	125	(257)
Other taxes and penalties	11,362	19,496	(2,576)
Total taxes other than income tax	$ 128,659	$ 118,673	$ 94,609